Exhibit 10.29

CERTIFICATE OF AMENDMENT

TO THE

ENCANA CORPORATION CANADIAN PENSION PLAN

AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2011

WHEREAS Encana Corporation (the “Company”) sponsors the Encana Corporation Canadian Pension Plan (the “Plan”);

AND WHEREAS pursuant to Section 1.5.4 of the Plan, the Company reserves the right to amend the Plan;

AND WHEREAS the Company wishes to amend the Plan to comply with changes to applicable provincial pension legislation;

NOW THEREFORE WE CERTIFY that the Plan is hereby amended as described in the attached Amendment Number 3.

CERTIFIED to be an approved amendment of the Plan on this 30 day of November, 2015

/s/ Mike Williams	/s/ Rachel Moore
Signature	Signature

Mike Williams Executive Vice-President, Corporate Services ENCANA CORPORATION Acting by and through its authorized agent ENCANA SERVICES COMPANY LTD.	Rachel Moore Vice-President, Human Resources ENCANA CORPORATION Acting by and through its authorized agent ENCANA SERVICES COMPANY LTD.

AMENDMENT NUMBER 3

ENCANA COPORATION CANADIAN PENSION PLAN

The Encana Corporation Canadian Pension Plan (the “Plan”) is hereby amended as follows:

Effective June 1, 2015:

1.	Section 1.1.50(c) is deleted in its entirety and replaced with the following:

“(c)	in relation to a Participant last employed by the Company in Nova Scotia, the person who, at the earlier of the commencement of the Participant’s pension and the date of the Participant’s death, meets one of the following eligibility requirements:

(i)	the person who is married to the Participant; or

(ii)	the person who is married to the Participant by a marriage that is voidable and has not been annulled by a declaration of nullity; or

(iii)	the person who has gone through a form of marriage with the Participant, in good faith, that is void and who is cohabiting with the Participant or, where they have ceased to cohabit, has cohabited with the Participant within the 12-month period immediately preceding the relevant time; or

(iv)	the person who is the Participant’s domestic partner within the meaning of Section 52 of the Nova Scotia Vital Statistics Act, or

(v)	the person who is not married to the Participant, but who has cohabited in a conjugal relationship with the Participant:

(A)	for a period of at least three years, if either of them is married, or

(B)	for a period of at least one year, if neither of them is married.”

2.	Paragraph 1.4.1(c) “Alberta, British Columbia, Saskatchewan or Ontario” is replaced by “Alberta, British Columbia, Nova Scotia, Saskatchewan or Ontario”.

3.	In Section 1.8.21 “Alberta” is replaced by “Alberta or Nova Scotia” and the following is added immediately after “likely to shorten his life expectancy considerably”:

“(or in the case of a Participant last employed in Nova Scotia, likely to shorten his life expectancy to less than two years)”.

4.	In Paragraph 2.1.3(a) “Alberta” is replaced, wherever that word occurs, by “Alberta or Nova Scotia” and the date “January 1, 1987” is replaced by the words “the date required by the Applicable Pension Law”.

Encana Corporation Canadian Pension Plan

Amendment No. 3

5.	In Paragraph 2.7.1(b) “Saskatchewan” is replaced by “Nova Scotia and Saskatchewan” and the following is added to the end of that paragraph:

“In relation to a DB Participant last employed by the Company in Nova Scotia, the surviving Spouse may choose in lieu of a transfer to a Locked-In Retirement Fund to receive an immediate or deferred pension, the Commuted Value of which is equal to the 100% of the Commuted Value of the DB Pension Benefits accrued by the DB Participant at his date of death. In the event the surviving Spouse of a DB Participant last employed by the Company in Nova Scotia fails to make an election within the time limit required by the Company or the Applicable Pension Law, such surviving Spouse is deemed to have elected to receive an immediate pension.”

Effective September 30, 2015:

6.	In Paragraph 1.1.50(e)(i), “longer than the two-year period immediately preceding the relevant time” is replaced with “a continuous period longer than two years immediately preceding the relevant time”.

7.	In Paragraph 1.1.50(e)(ii), “one-year” is replaced with “two-year”.

8.	In Paragraph 1.4.2 (b) the following is added immediately after the words “Designated Beneficiary”:

“unless such designation is irrevocable under the applicable legislation”.

9.	Section 1.8.19 is deleted in its entirety and replaced with the following:

“1.8.19 INTENTIONALLY DELETED”

10.	Section 1.8.20 is deleted in its entirety and replaced with the following:

“1.8.20 Commutation for Non Residents

A benefit, other than a monthly pension benefit, required to be paid under the Plan to:

(a)	a Participant last employed in Alberta or British Columbia who has ceased to accrue Continuous Service; or

(b)	the surviving Spouse or former Spouse of that Participant,

and who:

(c)	has provided to the Company written evidence that the Canada Revenue Agency has confirmed the Participant’s status as a non-resident for the purposes of the Income Tax Act (Canada); and

(d)	if the Participant was last employed in British Columbia, has been absent from Canada for two or more years,

Encana Corporation Canadian Pension Plan

Amendment No. 3

may be commuted and paid in a lump sum at the discretion of the person entitled to the benefit, provided that the appropriate forms are completed and filed as may be required by Applicable Pension Laws.”

11.	In Section 1.8.21 “Alberta or Nova Scotia” is replaced by “Alberta, British Columbia or Nova Scotia”.

12.	The following Sections 1.8.22, 1.8.23, and 1.8.24 are added immediately following Section 1.8.21:

“1.8.22 Benefits Statement

(a)	Within the period prescribed by Applicable Pension Laws, the Company shall provide:

(i)	to each Participant who is accruing Continuous Service, such information as prescribed by Applicable Pension Laws; and

(ii)	to each other person as may be required by Applicable Pension Laws, a written statement containing the information prescribed by Applicable Pension Laws.

(b)	Upon termination of employment of a Participant or upon termination of the Participant’s active membership in the Plan, the Company shall provide to the Participant (or the person entitled to benefits in the event of the Participant’s death) within the period prescribed by Applicable Pension Laws, a written statement containing the information prescribed under Applicable Pension Laws in respect of the benefits and options to which the Participant or other person is entitled.

1.8.23	Other Information

The Company shall provide such other information or written statements regarding the Plan as is required under Applicable Pension Laws and Revenue Rules.

1.8.24	Limitation

Such explanation, statement or right of disclosure of the Plan text and other documents provided shall have no effect on the rights or obligations of any person under the Plan, and shall not be referred to in interpreting or giving effect to the provisions of the Plan. None of the Company, any employee, officer or director of those entities who is involved in the administration of the Plan, shall be liable for any loss or damage claimed by any person to have been caused by any error or omission in such explanation, statement or other information.”

13.	In Paragraph 2.1.3(a) “Alberta or Nova Scotia” is replaced, wherever that phrase occurs, by “Alberta, British Columbia or Nova Scotia”.

14.	In Section 3.4.4, the second sentence is deleted in its entirety and replaced with the following:

Encana Corporation Canadian Pension Plan

Amendment No. 3

“In the absence of such directions, his Accounts shall be invested in one or more investment options to be selected by the Company, in accordance with the Applicable Pension Laws, for purposes of such default.”